Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Third Quarter 2024 Earnings July 24, 2024

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. In addition, our proposed change of incorporation from Switzerland to Ireland is subject to risks, such as the risk that the change of place of incorporation might not be completed or, if completed, that the anticipated advantages might not materialize, as well as the risks that the price of our stock could decline and our position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2023 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

8% Adjusted EPS growth Y/Y in Q3 driven by Adjusted Operating Margin expansion of 200bps ▪ Q3 Sales in line with guidance at $4B ▪ Down 1% reported and up 2% on an organic basis Y/Y ▪ Orders of $4.1B, up Y/Y and sequentially driven by momentum in Artificial Intelligence programs ▪ Adjusted Operating Margins of 19.3%, up 200bps Y/Y, driven by strong operational performance ▪ Adjusted EPS above guidance at $1.91, up 8% Y/Y and a quarterly record ▪ Adjusted EPS results include $0.18 of FX and Tax headwinds Y/Y ▪ Record YTD Free Cash Flow generation of ~$2.0B, up 36% Y/Y, with $1.8B returned to shareholders Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q4 Guidance ▪ Expect Q4 Sales of ~$4.0B with Adjusted EPS of ~$1.94, up 9% Y/Y ▪ Expect strong Y/Y margin expansion in the Transportation and Communications segments ▪ FX unfavorably impacting Sales by ~$60M Y/Y; FX and tax headwinds impacting EPS by $0.10 Y/Y ▪ For the full year, Q4 guidance implies fiscal 2024 Adjusted EPS growth of 12% Y/Y on flat organic Sales

Reported FY23 Q3 FY24 Q2 FY24 Q3 Q3 Growth Y/Y Q/Q Transportation 2,374 2,288 2,194 (8)% (4)% Industrial 1,183 1,197 1,139 (4)% (5)% Communications 407 526 799 96% 52% Total TE 3,964 4,011 4,132 4% 3% Book to Bill 0.99 1.01 1.04 Segment Orders Summary ($ in millions) 4 ▪ Transportation benefiting from continued strong backlog position in Auto; sequential order declines primarily driven by the Commercial Transportation and Sensor end markets ▪ Industrial orders patterns include ongoing destocking in Industrial Equipment end markets ▪ Communications record orders driven by strong position in Artificial Intelligence programs with multiple customers Sequential orders growth of 3% with a book to bill of 1.04

Transportation Solutions Q3 SALES Reported Down 4% Organic Flat Q3 ADJUSTED OPERATING MARGIN Margin expansion driven by continued strong execution on operational levers Adjusted EBITDA Margin 23.5% 26.7% 5 $2,433 $2,330 Q3 2023 Q3 2024 Q3 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,727 (1)% 4% Commercial Transportation 363 (10)% (8)% Sensors 240 (15)% (13)% Transportation Solutions $2,330 (4)% 0% $ in Millions 18.6% 21.0% Q3 2023 Q3 2024 ▪ Automotive Organic growth in China partially offset by declines in North America & Europe. Performance driven by our leading global position in EV/HEV along with electronification trends ▪ Commercial Transportation Organic declines driven primarily by weakness in Europe ▪ Sensors Organic decline driven by weakness in industrial applications and product exits Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Delivered 240bps of margin expansion despite 1% decline in auto production

Industrial Solutions Q3 SALES Reported Down 1% Organic Down 2% Q3 ADJUSTED OPERATING MARGIN Margins as expected at current volume levels and business mix Adjusted EBITDA Margin 20.7% 19.9% 6 Q3 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Industrial Equipment $353 (17)% (24)% Aerospace, Defense and Marine 345 18% 19% Energy 226 (2)% 3% Medical 209 7% 7% Industrial Solutions $1,133 (1)% (2)% $ in Millions ▪ Industrial Equipment Decline driven by continued impact of destocking in our customers’ supply chain ▪ AD&M Organic growth reflects ongoing market improvement in Commercial Aerospace and Defense ▪ Energy Organic growth driven by strength in the Americas and Europe; continue to see strong momentum in renewable applications ▪ Medical Organic growth driven by increases in interventional procedures $1,141 $1,133 Q3 2023 Q3 2024 15.8% 15.1% Q3 2023 Q3 2024 Continued momentum in AD&M, Energy, and Medical Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Communications Solutions Q3 SALES Reported Up 22% Organic Up 24% Q3 ADJUSTED OPERATING MARGIN ~600 bps of margin expansion driven by higher volume and strong operational performance Adjusted EBITDA Margin 19.8% 24.6% 14.2% 20.3% Q3 2023 Q3 2024 7 $ in Millions ▪ Data & Devices Strong Y/Y growth driven primarily by momentum in AI applications ▪ Appliances Organic growth driven by the Americas and China $424 $516 Q3 2023 Q3 2024 Q3 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Data & Devices $329 31% 32% Appliances 187 9% 12% Communications Solutions $516 22% 24% Expect continued growth driven by accelerating momentum in Artificial Intelligence programs Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q3 Financial Summary 8 ($ in Millions, except per share amounts) Q3 FY23 Q3 FY24 Net Sales $ 3,998 $ 3,979 Operating Income $ 630 $ 755 Operating Margin 15.8% 19.0% Acquisition-Related Charges 9 5 Restructuring & Other Charges, Net 53 6 Adjusted Operating Income $ 692 $ 766 Adjusted Operating Margin 17.3% 19.3% Earnings Per Share* $ 1.67 $ 1.86 Acquisition-Related Charges 0.02 0.02 Restructuring & Other Charges, Net 0.08 0.03 Adjusted EPS $ 1.77 $ 1.91 Adjusted Effective Tax Rate 18.2% 23.1% *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q3 Financial Performance 9 17.3% 19.3% Q3 2023 Q3 2024 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Strong Margin and EPS expansion with record YTD Free Cash Flow performance $ in Billions $ in Millions Up 36% Y/Y $1,459 $1,980 YTD 2023 YTD 2024 Up 8% Y/Y driven by margin expansion $1.77 $1.91 Q3 2023 Q3 2024 $4.0 $4.0 Q3 2023 Q3 2024 200bps of margin expansion Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Organic sales up 2%

EVERY CONNECTION COUNTS Additional Information

Y/Y Q3 2024 11 Sales (in millions) Adjusted EPS Q3 2023 Results $3,998 $1.77 Operational Performance 61 0.32 FX Impact (80) (0.06) Tax Rate Impact - (0.12) Q3 2024 Results $3,979 $1.91 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q4 2024 12 Sales (in millions) Adjusted EPS Q4 2023 Results $4,035 $1.78 Operational Performance 21 0.26 FX Impact (56) (0.03) Tax Rate Impact - (0.07) Q4 2024 Guidance $4,000 $1.94 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Q3 Balance Sheet and Cash Flow Summary 13 ($ in Millions) Q3 2023 Q3 2024 Beginning Cash Balance $905 $1,176 Free Cash Flow 614 867 Dividends (186) (199) Share repurchases (208) (416) Net increase in debt 3 17 Divestiture of businesses, net of cash retained by businesses sold (3) 21 Other 6 3 Ending Cash Balance $1,131 $1,469 Total Debt $4,206 $4,202 A/R $2,998 $2,889 Days Sales Outstanding* 68 65 Inventory $2,801 $2,669 Days on Hand* 90 89 Accounts Payable $1,616 $1,662 Days Outstanding* 55 58 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q3 2023 Q3 2024 Cash from Operating Activities $779 $1,006 Capital expenditures, net (165) (139) Free Cash Flow $614 $867 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. ▪ Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. Non-GAAP Financial Measures 15

▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. ▪ Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 16

Segment Summary

($ in millions)

	For the Quarters Ended		For the Nine Months Ended	
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 2,330	$ 2,433	$ 7,087	$ 7,175
Industrial Solutions	1,133	1,141	3,301	3,392
Communications Solutions	516	424	1,389	1,432
Total	$ 3,979	$ 3,998	$ 11,777	$ 11,999

	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 498	21.4 %	$ 425	17.5 %	$ 1,443	20.4 %	$ 1,040	14.5 %
Industrial Solutions	153	13.5	150	13.1	451	13.7	440	13.0
Communications Solutions	104	20.2	55	13.0	251	18.1	189	13.2
Total	$ 755	19.0 %	$ 630	15.8 %	$ 2,145	18.2 %	$ 1,669	13.9 %

	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)
Transportation Solutions	$ 490	21.0 %	$ 452	18.6 %	$ 1,471	20.8 %	$ 1,221	17.0 %
Industrial Solutions	171	15.1	180	15.8	499	15.1	529	15.6
Communications Solutions	105	20.3	60	14.2	262	18.9	228	15.9
Total	$ 766	19.3 %	$ 692	17.3 %	$ 2,232	19.0 %	$ 1,978	16.5 %

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

17

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended June 28, 2024 versus Net Sales for the Quarter Ended June 30, 2023					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisition/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ (20)	(1.1) %	$ 63	3.6 %	$ (39)	$ (44)
Commercial transportation	(40)	(9.9)	(34)	(8.4)	(6)	—
Sensors	(43)	(15.2)	(37)	(13.1)	(6)	—
Total	(103)	(4.2)	(8)	(0.3)	(51)	(44)
Industrial Solutions [3]:						
Industrial equipment	(70)	(16.5)	(98)	(23.6)	(8)	36
Aerospace, defense, and marine	52	17.7	53	18.7	(1)	—
Energy	(4)	(1.7)	8	3.4	(12)	—
Medical	14	7.2	14	7.2	—	—
Total	(8)	(0.7)	(23)	(2.1)	(21)	36
Communications Solutions [3]:						
Data and devices	77	30.6	80	31.8	(3)	—
Appliances	15	8.7	20	11.7	(5)	—
Total	92	21.7	100	23.7	(8)	—
Total	$ (19)	(0.5) %	$ 69	1.7 %	$ (80)	$ (8)

	Change in Net Sales for the Nine Months Ended June 28, 2024 versus Net Sales for the Nine Months Ended June 30, 2023					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestitures)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 61	1.2 %	$ 220	4.2 %	$ (46)	$ (113)
Commercial transportation	(53)	(4.6)	(49)	(4.2)	(4)	—
Sensors	(96)	(11.6)	(90)	(10.9)	(6)	—
Total	(88)	(1.2)	81	1.1	(56)	(113)
Industrial Solutions [3]:						
Industrial equipment	(279)	(21.2)	(344)	(26.2)	—	65
Aerospace, defense, and marine	122	14.3	137	16.2	3	(18)
Energy	13	2.0	12	1.8	(19)	20
Medical	53	9.3	53	9.3	—	—
Total	(91)	(2.7)	(142)	(4.2)	(16)	67
Communications Solutions [3]:						
Data and devices	12	1.4	17	2.0	(5)	—
Appliances	(55)	(9.8)	(46)	(8.2)	(9)	—
Total	(43)	(3.0)	(29)	(2.0)	(14)	—
Total	$ (222)	(1.9) %	$ (90)	(0.7) %	$ (86)	$ (46)

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

18

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2024 19 Operating income: Transportation Solutions $ 498 $ — $ (8) $ 490 Industrial Solutions 153 5 1 3 171 Communications Solutions 104 — 1 105 Total $ 755 $ 5 $ 6 $ 766 Operating margin 19.0% 19.3 % Income tax expense $ (181) $ — $ 4 $ (177) Effective tax rate 24.0% 23.1 % Income from continuing operations $ 573 $ 5 $ 1 0 $ 588 Diluted earnings per share from continuing operations $ 1.86 $ 0.02 $ 0.03 $ 1.91 (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data) Adjustments Related and Other Adjusted Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2023 20 Operating income: Transportation Solutions $ 425 $ — $ 2 7 $ 452 Industrial Solutions 150 8 2 2 180 Communications Solutions 5 5 1 4 6 0 Total $ 630 $ 9 $ 5 3 $ 692 Operating margin 15.8% 17.3 % Income tax expense $ (96) $ (2) $ (27) $ (125) Effective tax rate 15.4% 18.2 % Income from continuing operations $ 528 $ 7 $ 2 6 $ 561 Diluted earnings per share from continuing $ 1.67 $ 0.02 $ 0.08 $ 1.77 Adjustments Related and Other Adjusted Acquisition- Restructuring ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 28, 2024 21 Operating income: Transportation Solutions $ 1,443 $ — $ 2 5 $ 3 $ 1,471 Industrial Solutions 451 1 5 3 2 1 499 Communications Solutions 251 1 1 0 — 262 Total $ 2,145 $ 1 6 $ 6 7 $ 4 $ 2,232 Operating margin 18.2% 19.0 % Income tax (expense) benefit $ 778 $ (2) $ (7) $ (1,254) $ (485) Effective tax rate (36.4) % 21.8 % Income from continuing operations $ 2,918 $ 1 4 $ 6 0 $ (1,250) $ 1,742 Diluted earnings per share from continuing operations $ 9.41 $ 0.05 $ 0.19 $ (4.03) $ 5.62 Acquisition- Restructuring Adjustments (3) See description of non-GAAP financial measures. ($ in millions, except per share data) Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 30, 2023 22 Operating income: Transportation Solutions $ 1,040 $ 2 $ 179 $ 1,221 Industrial Solutions 440 2 1 6 8 529 Communications Solutions 189 3 3 6 228 Total $ 1,669 $ 2 6 $ 283 $ 1,978 Operating margin 13.9% 16.5 % Income tax expense $ (283) $ (5) $ (82) $ (370) Effective tax rate 17.3% 19.0 % Income from continuing operations $ 1,351 $ 2 1 $ 201 $ 1,573 Diluted earnings per share from continuing $ 4.25 $ 0.07 $ 0.63 $ 4.95 ($ in millions, except per share data) Adjustments Acquisition- Restructuring (2) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2023 23 Operating income: Transportation Solutions $ 411 $ 1 $ 3 2 $ — $ 444 Industrial Solutions 162 6 1 6 — 184 Communications Solutions 6 2 — 9 — 7 1 Total $ 635 $ 7 $ 5 7 $ — $ 699 Operating margin 15.7% 17.3 % Income tax expense $ (81) $ (1) $ (3) $ (49) $ (134) Effective tax rate 12.8% 19.2 % Income from continuing operations $ 553 $ 6 $ 5 4 $ (49) $ 564 Diluted earnings per share from continuing operations $ 1.75 $ 0.02 $ 0.17 $ (0.16) $ 1.78 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2023 24 Operating income: Transportation Solutions $ 1,451 $ 3 $ 211 $ — $ 1,665 Industrial Solutions 602 2 7 8 4 — 713 Communications Solutions 251 3 4 5 — 299 Total $ 2,304 $ 3 3 $ 340 $ — $ 2,677 Operating margin 14.4% 16.7 % Income tax expense $ (364) $ (6) $ (85) $ (49) $ (504) Effective tax rate 16.0% 19.1 % Income from continuing operations $ 1,904 $ 2 7 $ 255 $ (49) $ 2,137 Diluted earnings per share from continuing operations $ 6.01 $ 0.09 $ 0.80 $ (0.15) $ 6.74 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards. Adjustments Acquisition- Restructuring

Reconciliation of Free Cash Flow 25 Net cash provided by operating activities $ 1,006 $ 779 $ 2,435 $ 1,994 Net cash used in investing activities (117) (169) (744) (573) Net cash used in financing activities (591) (380) (1,875) (1,386) Effect of currency translation on cash (5) (4) (8) 8 Net increase (decrease) in cash, cash equivalents, and restricted cash $ 293 $ 226 $ (192) $ 4 3 Net cash provided by operating activities $ 1,006 $ 779 $ 2,435 $ 1,994 Capital expenditures, net (139) (165) (455) (535) Free cash flow (1) $ 867 $ 614 $ 1,980 $ 1,459 For the Quarters Ended June 28, June 30, June 28, June 30, For the Nine Months Ended (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2024 2023 2024 2023 (in millions)

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	June 28, 2024	June 30, 2023
	($ in millions)	
Net income	$ 573	$ 528
Income tax expense	181	96
Other expense, net	3	4
Interest expense	18	20
Interest income	(20)	(18)
Operating income	755	630
Acquisition-related charges	5	9
Restructuring and other charges, net	6	53
Adjusted operating income (1)	766	692
Depreciation and amortization	208	200
Adjusted EBITDA (1)	$ 974	$ 892
Net sales	$ 3,979	$ 3,998
Net income as a percentage of net sales	14.4 %	13.2 %
Adjusted EBITDA margin (1)	24.5 %	22.3 %

	For the Quarters Ended							
	June 28, 2024				June 30, 2023			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 498	$ 153	$ 104	$ 755	$ 425	$ 150	$ 55	$ 630
Acquisition-related charges	—	5	—	5	—	8	1	9
Restructuring and other charges, net	(8)	13	1	6	27	22	4	53
Adjusted operating income (1)	490	171	105	766	452	180	60	692
Depreciation and amortization	131	55	22	208	120	56	24	200
Adjusted EBITDA (1)	$ 621	$ 226	$ 127	$ 974	$ 572	$ 236	$ 84	$ 892
Net sales	$ 2,330	$ 1,133	$ 516	$ 3,979	$ 2,433	$ 1,141	$ 424	$ 3,998
Operating margin	21.4 %	13.5 %	20.2 %	19.0 %	17.5 %	13.1 %	13.0 %	15.8 %
Adjusted operating margin (1)	21.0 %	15.1 %	20.3 %	19.3 %	18.6 %	15.8 %	14.2 %	17.3 %
Adjusted EBITDA margin (1)	26.7 %	19.9 %	24.6 %	24.5 %	23.5 %	20.7 %	19.8 %	22.3 %

(1) See description of non-GAAP financial measures.

26

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 27 Diluted earnings per share from continuing operations $ 1.80 $ 11.22 Restructuring and other charges, net 0.12 0.31 Acquisition-related charges 0.02 0.06 Tax items — (4.04) Adjusted diluted earnings per share from continuing operations (2) $ 1.94 $ 7.55 Net sales growth (decline) (0.9) % Translation 1.4 (Acquisitions) divestitures, net 0.2 Organic net sales growth (2) 0.7 % Effective tax rate 22.3% (21.9) % Effective tax rate adjustments (3) (0.3) 43.7 Adjusted effective tax rate (2) 22.0% 21.8% 2024 (1) September 27, Outlook for Fiscal 2024 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of July 24, 2024. (2) See description of non-GAAP financial measures. Quarter Ending Outlook for